Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax TSLA Option Income Strategy ETF (TSLY)

listed on NYSE Arca, Inc.

February 13, 2024

Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”)

dated November 21, 2022, as last supplemented.

The Board of Trustees of Tidal Trust II (“Trust”) has approved a reverse stock split of the issued and outstanding shares of the YieldMax TSLA Option Income Strategy ETF (the “Fund”). After the close of trading on the NYSE Arca, Inc. (the “NYSE Arca”), the Fund’s exchange, on February 23, 2024 (the “Effective Date”), the Fund will effect a reverse split of its issued and outstanding shares as follows:

YieldMax™ ETF Name	Reverse Split Ratio	Approximate decrease in total number of outstanding shares
YieldMax™ TSLA Option Income Strategy ETF	1:2	50%

Effective after the close of the market on the Effective Date, the Fund’s CUSIP will change as noted in the table below:

YieldMax™ ETF Name	Ticker	Old CUSIP	New CUSIP
YieldMax™ TSLA Option Income Strategy ETF	TSLY	88634T709	88636J444

As a result of this reverse split, every two shares of the Fund will be exchanged for one share of the Fund. Accordingly, the total number of issued and outstanding shares for the Fund will decrease by 50%. In addition, the per share net asset value (“NAV”) and the next day’s opening market price will be approximately two times higher. Shares of the Fund will begin trading on the NYSE Arca on a split-adjusted basis on February 26, 2024.

The next day’s opening market value of the Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split. The tables below illustrate the effect of a hypothetical one-for-two reverse split anticipated for the Fund:

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Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

	# of Shares Owned	ETF NAV	Value of Investment	Monthly Dividend per Share	Total Monthly Dividend	Dividend Yield*
Before Reverse Split	200	$10	$2,000	$0.45	$90	54%
After Reverse Split	100	$20	$2,000	$0.90	$90	54%

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Fund’s shares and maintains a record of the Fund’s record owners.

Redemption of Fractional Shares and Tax Consequences of the Reverse Split

As a result of the reverse split, a shareholder of the Fund’s shares potentially could hold a fractional share. However, fractional shares cannot trade on the NYSE Arca. Thus, the Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV as of the Effective Date. Such redemption may have tax implications for those shareholders and a shareholder could recognize a gain or loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse split will not result in a taxable transaction for holders of Fund shares. No transaction fee will be imposed on shareholders for such redemption.

Please retain this Supplement for future reference.

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